Exhibit 99.1

Howard Weil 37th Annual Energy Conference John Eaves, President & COO Arch Coal, Inc. New Orleans March 23, 2009

Forward-Looking Information This presentation contains “forward-looking statements"–that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,“intends,” “plans,“believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significantin understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL After an exceptionally strong first half of 2008, energy markets have weakened considerably $25 $20 $/mmBtu $15 $10 Crude Oil $5 Natural Gas Coal/CAPP $0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 NYMEX Light Sweet Crude NYMEX Henry Hub Nat Gas CAPP NYMEX 12000 • Global economic recession has led to a contraction in energy demand – Electricity use and steel production have slowed • Weak market trends also are spurring swift supply rationalization – Expansion projects are being delayed and production is being trimmed – Under investment in supply will set the stage for next market up-cycle Source: ACI, NYMEX, Argus Coal Daily Slide 3

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Power generation and coal consumption are likely to be down in 2009, but so will supply • Global economic slowdown is putting pressure on coal markets in near term Change in Consumption of U.S. Coal (in million tons) – Expect demand contraction of 50 million tons in 2009, 26 20 driven by reduced power and 14 export demand as well as the potential for natural gas displacement (13) • Supply rationalization is underway, and will help to rebalance markets (50) – Announced domestic coal supply cuts total nearly 35 million tons 2005 2006 2007 2008 2009E – Lack of access to capital is causing financial distress among smaller or leveraged companies Source: EEI, EIA, MSHA and ACI Slide 4

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Prosperity is linked to electricity use 1.000 0.900 Australia Canada Norway Iceland Poland Kuwait 0.800 United Russia States China 0.700 Indonesia 0.600 India S. Africa Japan, France, Netherlands, Pakistan Israel, United Kingdom, Italy 0.500 Nigeria Argentina, Mexico, Brazil 0.400 Ethiopia Human Development Index 0.300 0.200 World average HDI = 0.729 0.100 World average per capita electricity consumption = 3,427 kWh/person/year 0.000 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Electricity consumption per capita (in kWh) Source: United Nations Human Development Report 2007/2008 Slide 5

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Around the world, countries are building coal plants to fuel electricity needs Plants Under Construction 2007 Global Coal Production: 6 billion metric tons Europe (non-CIS) United States 15 GW online 16 GW online by 2015 CIS countries by 2013 3 GW online by 2015 Central & China South America 72 GW online 3 GW online by 2013 by 2013 Mexico Other Asia 1 GW online 19 GW online by 2013 India by 2015 35 GW online Africa by 2013 8 GW online by 2015 Source: ACI and Platts International Slide 6

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL In the United States, electricity demand has steadily climbed since 1950 4000 3500 3000 2500 2000 Billions/KWh 1500 1000 500 0 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 ’ 5’ 5’ 5’ 5’ 5’ 6’ 6’ 6’ 6’ 6’ 7’ 7’ 7’ 7’ 7’ 8’ 8’ 8’ 8’ 8’ 9’ 9’ 9’ 9’ 9’ 0’ 0’ 0’ 0’ 0 Residential Commercial Industrial Other* Source: EIA *Includes power sold directly to transportation sector and self-generating power Slide 7

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL U.S. coal consumption growth will be driven by increasing capacity utilization and new plant start-ups Average Capacity Factors at Anticipated Annual Supply Needs for Existing U.S. Coal-Fueled Power Plants U.S. Coal Plants Under Construction (percent of plant utilization) (in millions of tons) 85% 20 80% Demonstrated at Summer Demand Peak 80% PRB Non-PRB 75% 74% 15 70% 67% 10 65% 60% 5 55% 50% 0 97 98 99 00 01 02 03 04 05 06 07 2009 2010 2011 2012 • Average utilization for the U.S. coal • Build-out of 16 GW through 2012 generation fleet continues to climb equates to 55 million tons of new annual coal demand • Plants have demonstrated the ability to operate at an 80% level in summer • PRB will likely service roughly half – Achieving 80% utilization equates to of this demand an incremental 80 million tons annually Source: Platts, EIA and ACI Slide 8

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL U.S. coal mining productivity has been on the decline since the start of this decade 7 Central Appalachia 7 Northern Appalachia 6 6 5 5 (tons per hour) 4 (tons per hour) 4 3 3 2 2 ‘00 ‘02 ‘04 ‘06 ‘08 ‘00 ‘02 ‘04 ‘06 ‘08 CAPP surface CAPP underground NAPP surface NAPP underground 10 50 Powder River Basin Western Bituminous 8 40 (tons per hour) 6 (tons per hour) 30 4 20 2 10 ‘00 ‘02 ‘04 ‘06 ‘08 ‘00 ‘02 ‘04 ‘06 ‘08 Western Bit. Underground PRB surface Source: ACI, Energy Velocity Slide 9

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL CAPP index coal prices have fallen considerably; some high-cost supply likely to disappear Central Appalachia CSX Rail 1.2% Central Appalachia Supply Curve Coal Index Forward Prices (2007 cash costs per ton) $100 $90 $123 $80 $118 $111 $111 $70 2010 current index price $60 $50 $40 $53 $55 $56 $58 $30 $20 $10 2Q09 3Q09 4Q09 2010 0 50 100 150 200 250 As of 10/3/08 As of 3/13/09 Production (in million tons) • CAPP index forward prices have fallen by 50% since last fall · Current prices are likely below the marginal cash cost of some producers Source: ACI and Argus Coal Daily Slide 10

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Powder River Basin market expansion is underway China PRB & India 31% 51% Since 2003 >1 million ton increase in PRB coal burn <1 million ton increase in PRB coal burn Test burns in last 18 months • PRB demand has grown by more than80 million tons in past 5 years, increasing penetration of existing markets and expanding reach into new markets • Arch has signed agreements with traditional and non-traditional PRB customers to test –as well as increase burn of – PRB coal • This trend should help to further unlock the value of reserves in the region over time Source: ACI Slide 11

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Coal is an affordable and secure energy choice for America U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices (in trillion Btu) (million barrels per day, 2007) ($/million Btu at 3/13/09) >14x $7.75 Other = OPEC Imports $45 >7x 30% 35% $3.92 per bbl Coal: 94% Domestic 35% $0.54 PRB Natural Crude Coal Natural Gas Oil Domestic OPEC Non-OPEC 8800 Gas Oil FOB rail Wellhead (2Q09) (April 2009) Source: EIA, BP Statistical Review of World Energy 2008, Argus Coal Daily and NYMEX Slide 12

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Since 1970, coal has been used in increasingly clean ways in the United States GDP +207% 200% Electricity from 150% coal +187% 100% 50% US population +47% 0% -50% NOx -37% -58% SO2 -100% PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006 2007 Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA Slide 13 NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter)

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL President Obama recognizes need for low-cost and secure energy; supports clean coal technologies “To the extent ... that we can sequester carbon, capture greenhouse gases before they’re emitted into the atmosphere, that’s going to be good for everybody. Because if we don’t, then we’re going to have a ceiling at some point in terms of our ability to expand our economies and maintain the standard of living ...” U.S. President Obama (2/18/09) • Obama has announced plans to develop five “first-of-a-kind“commercial scale coal-fueled plants with carbon capture and sequestration (CCS) technology • New stimulus bill includes $3.4 billion to advance clean coal technologies, including CCS development Source: ACI Slide 14

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Arch is funding university research projects dedicated to advancing clean coal technologies The goal of the Consortium for Clean Coal Utilization at Washington University in St. Louis is to bring university researchers, industries, foundations and government organizations together to research clean coal technology. Coal: 94% The Clean Coal Technology Center at the University of Wyoming’s School of Energy Resources is dedicated to advancing coal utilization research as well as school programs geared towards energy-related careers. Source: ACI, university websites Slide 15

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Arch Coal is well-positioned for the future • One of the largest coal producers in the United States • We supply roughly 12 percent of the U.S. coal supply – Provide cleaner-burning, low-sulfur coal to domestic power producers to fuel 6 percent of the nation’s electricity – Ship coal to domestic and international steel manufacturers as well as international power producers • Our talented workforce operates large, modern and efficient mines • Industry leader in mine safety and environmental commitment Source: ACI Slide 16

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin 12 1. Coal Creek 1 2. Black Thunder [2] 3 4 2[1] 5 4 3 Western Central Bituminous Appalachia 1. Arch of Wyoming 1.Mountain Laurel 2. Skyline 2.Coal-Mac 3. Dugout 3.Cumberland River 4. Sufco 4.Lone Mountain 5. West Elk 2.8-Billion Ton Reserve Base Compliance Low-sulfur PRB WBIT ILB CAPP (1,672) (455) (374) (336) High-sulfur Source: ACI assigned reserves at 12/31/08 Slide 17

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Arch has recently announced plans to acquire the Jacobs Ranch mine in the Powder River Basin • Purchase price of $761 million Jacobs Ranch Production 50 (in millions of tons) • 381 million tons of low-cost reserves (at 12/31/08) that are contiguous to Black Thunder 40 30 • Jacobs Ranch produced 42 million tons in 2008 20 – Average quality over 8,800 Btu per pound 10 – Sulfur-dioxide content < 1 lb per million Btu 0 • Purchase includes major mining equipment: 2006 2007 2008 – Large class dragline v – Train load out Jacobs Ranch Sales Commitments – 8 electric shovels v – 43 large haul trucks 100% – Near-pit crusher and overland conveyor 80% • Workforce of 600 at Jacobs Ranch 60% 40% • Jacobs Ranch would have contributed incremental EBITDA* of $145 million to $165 million for Arch 20% in 2009, assuming a closing date of Dec. 31, 2008 0% 2009 2010 2011 Source: ACI *Assumes acquisition closing date of 12/31/08; reconciliation isat end of presentation Slide 18

CURRENT COAL MARKET OUTLOOK | LONG-TERM FAVORABLE ENERGY TRENDS | ENERGY SECURITY & ADVANCES IN CLEAN COAL | ABOUT ARCH COAL

The integration of Jacobs Ranch into Arch's flagship Black Thunder mine will create substantial value

- Jacobs Ranch offers compelling strategic rationale
  - Shares a **6-mile property line** with Black Thunder
  - High-quality reserves with **competitive mining costs**
  - Jacobs Ranch is served by the joint rail line
- Integration will create one of the world's **largest and most efficient mining complexes**
  - Optimization of combined equipment fleet
  - Increased utilization of expanded coal handling system and state-of-the-art rail loadout
  - Greater flexibility in product blending and quality control
  - More efficient inventory management
  - Reduced net capital expenditures
  - Purchasing efficiencies
- Combined mine will have **three loadouts** and 22 train landing spots


1 mile
Jacobs Ranch
(Rio Tinto)
Black Thunder
(Arch Coal)
School
Creek
(Peabody)
North Antelope/Rochelle
(Peabody)

Source: ACI

Slide 19

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Arch’s safety and environmental performance is the best among the largest public coal companies Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) • Arch’s safety record is the best in the U.S. coal industry 3.86 – Awarded MSHA’s Sentinels of 3.49 3.37 3.31 Safety honor for operating the 2.97 nation’s safest underground coal Industry Five Year Average = 3.40 mines in 2006 and 2007 • Arch’s environmental 1.02 performance ranks first among 1.40 0.88 1.23 0.81 major coal industry peers Arch Five Year Average = 1.07 – Earned 5 National Good 2004 2005 2006 2007 2008 Neighbor Awards since 2003 Sources: ACI, MSHA Slide 20

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Arch’s market-driven strategy underpins future value creation • Reduce production targets during weak market cycles – Preserves future value of reserve base • Lower capital spending levels – Match spending with our expectations of market demand and reduced production targets • Diligently manage controllable costs – Maintain operational flexibility at our operations • Remain patient in sales contracting – Layer in sales as market rebounds – Use of trading to optimize asset base Source: ACI Slide 21

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL Arch’s future growth avenues are compelling Strategic Growth Organic Growth Consider acquisitions or Invest in core businesses to other investments that enhance profit growth and strategically fit return on capital, evaluate and create value opportunities to further upgrade and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Consider investments to Maintain strong balance sheet, expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous Source: ACI Slide 22

EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Reconciliation of pro forma Adjusted EBITDA to Income from operations for Jacobs Ranch for the 12 months ended December 31, 2009 Targeted Results Year Ended December 31, 2009 Low High (Unaudited) Income from operations $ 60,000 $ 70,000 Depreciation, depletion and amortization 85,000 95,000 Adjusted EBITDA $ 145,000 $ 165,000 Source: ACI

Howard Weil 37th Annual Energy Conference John Eaves, President & COO Arch Coal, Inc. New Orleans March 23, 2009